UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            December 3, 2015 (December 2, 2015)

EQT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-3551	25-0464690
(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

(412) 553-5700

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2015, EQT Corporation (the Company) re-aligned certain executive responsibilities.  David L. Porges remains Chairman and Chief Executive Officer of the Company but relinquishes the role of President. Steven T. Schlotterbeck, Executive Vice President and President, Exploration and Production of the Company, was appointed as the new President of the Company. Mr. Schlotterbeck also retains his title of President, Exploration and Production.

Mr. Schlotterbeck, age 50, has been Executive Vice President and President, Exploration and Production, since December 2013.  He was Senior Vice President and President, Exploration and Production from April 2010 until December 2013 and Vice President and President, Production, from January 2008 to April 2010.

Mr. Schlotterbeck has no familial relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.  In addition, there are no known related party transactions involving Mr. Schlotterbeck, or involving any other “related person” associated with Mr. Schlotterbeck as defined in Regulation S-K, Item 404(a).

Item 7.01.        Regulation FD Disclosure.

On December 3, 2015, the Company issued a news release with respect to the appointment of Mr. Schlotterbeck as President of the Company, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The information in this Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	News release issued by EQT Corporation dated December 3, 2015. (Furnished solely for purposes of Item 7.01 of this Form 8-K.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Dated: December 3, 2015	By:	/s/ Lewis B. Gardner
	Name:	Lewis B. Gardner
	Title:	General Counsel and Vice President,
External Affairs

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release issued by EQT Corporation dated December 3, 2015. (Furnished solely for purposes of Item 7.01 of this Form 8-K.)